Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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AMENDMENT TO THE
XBOX 360 PUBLISHER LICENSE AGREEMENT
(2014 Renewal; MOQ; Tier D, Tier Migration, Multi-Game Pack Program, Hits Program Changes)

This Amendment to the Xbox 360 Publisher License Agreement (this “Amendment”) is effective as the later of [***] (the “Amendment Effective Date”) by and between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc.  (“Publisher”), and supplements that certain Xbox 360 Publisher License Agreement between the parties dated as of November 17, 2005, as amended (the “Xbox 360 PLA”).

RECITALS

A.            Microsoft and Publisher entered into the Xbox 360 PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox 360 video game system.

B.            The parties now wish to extend the term and otherwise amend certain terms of the Xbox 360 PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.             Minimum Order Quantities.

The following shall be added to Section 7.5.1 of the Xbox 360 PLA:

For Software Titles that were initially manufactured on or after [***], the MOQs are as follows:

	Per Software Title	Per Disc / Expansion Pack
North American Sales Territory	[***]	[***]
European Sales Territory	[***]	[***]
Japan Sales Territory	[***]	[***]
Asian Sales Territory	[***]	[***]

Section 7.5.2 of the Xbox 360 PLA is hereby amended and restated in its entirety:

7.5.2       For the purposes of this section, a “Disc” shall mean an FPU that is signed for use on a certain defined range of Xbox 360 hardware, regardless of the number of languages or product skus contained thereon.  Publisher must meet the MOQs independently for each Sales Territory.  For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, and such FPU was initially manufactured after [***], then Publisher must place orders to manufacture (i) at least [***] FPUs for sale in the North American Sales Territory, including a minimum of [***] per Disc included in such FPUs, and (ii) [***] FPUs for the European Sales Territory, including a minimum of [***] per Disc included in such FPUs.”

2.             Term.

Section 17.1 of the Xbox 360 PLA is hereby amended and restated in its entirety as follows:

3.             “17.1      Term.  The term of this Agreement shall commence on the Effective Date and shall continue until [***].  If the Agreement will expire, the parties will agree on a plan to allow Xbox LIVE Users who purchased Xbox Live-enabled Software Titles near the expiration date to access and use Online Content of such Software Titles on Xbox Live for a commercially reasonable time after expiration.”

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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4.             Notices.

Section 18.2 of the Xbox 360 PLA is hereby amended and restated in its entirety:

“18.2      Notices.  All notices under this Agreement will be: (1) in writing; (2) in English; (3) deemed given when received; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided below (or as the recipient has otherwise designated, in writing or by email, before notice was sent).  Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

Contact Information

To Microsoft:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA	To Publisher:	Take-Two Interactive Software, Inc. 622 Broadway New York, NY 10012
Attention:	General Manager, Xbox 3rd Party Publishing	Attention:	General Counsel
Phone:	(425) 882-8080	Phone:	646 536 3001
Fax:	(425) 936-7329	Fax:	646 536 2923
Copy To:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA Attn: Legal & Corporate Affairs	Copy To:	Take Two Interactive Software, Inc. 622 Broadway New York, NY 10012 Attn: President
Copy To Fax:	(425) 936-7329	Copy To Fax:	646 536 2923

”

5.             Payments.

Exhibit 1, Section 1(a) through 1(d), including Tables 1 and 2, of the Xbox 360 PLA shall be replaced with the following:

“1.          Platform Royalty

a.             For each FPU manufactured, Publisher shall pay Microsoft nonrefundable royalties in accordance with the royalty tables (Tables 1 and 2) and the Unit Discount Table (Table 3).

b.             To determine the applicable royalty rate for a particular Software Title to be sold in a particular Sales Territory, the applicable Threshold Price from Table 1 for the category of Software Title will determine the correct Royalty Tier (except with respect to the first Commercial Release of Hits Software Titles as described further in (ii) below).  The royalty rate is then as set forth in Table 2 based on such Tier and the Sales Territory in which the FPUs will be sold.  For example, assume the Wholesale Price of a Standard Software Title to be sold in the European Sales Territory is [***] .  According to Table 1, [***] royalty rates will apply to that Software Title and the royalty rate for each FPU as set forth in Table 2 is [***].

Table 1:  Royalty Tier

	North America WSP	Europe WSP	Japan SRP	Asia WSP (US$)*
Standard Software Title
Tier A	[***]	[***]	[***]	[***]
Tier B	[***]	[***]	[***]	[***]
Tier C	[***]	[***]	[***]	[***]
Tier D	[***]	[***]	[***]	[***]
Hits Software Title
Hits Tier 1	[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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Hits Tier 2	[***]	[***]	[***]	[***]
Hits Tier 3	[***]	[***]	[***]	[***]
Expansion Pack
Packs Tier 1	[***]	[***]	[***]	[***]
Packs Tier 2	[***]	[***]	[***]	[***]
Multi-Game Pack**
Multi-Game Tier 1	[***]	[***]	[***]	[***]
Multi-Game Tier 2	[***]	[***]	[***]	[***]
Multi-Game Tier 3	[***]	[***]	[***]	[***]
Multi-Game Tier 4	[***]	[***]	[***]	[***]

*This is the US dollar equivalent of local currency in the Asian Sales Territory

** If a Multi-Game Pack consists of more than [***] Software Titles, in addition to the Royalty Rates set for the Multi-Game Pack Program, each additional Software Title after the [***] one will be charged a rate equivalent to the Hits Tier [***] Royalty Rate.

Table 2: Royalty Rates

	North America	Europe	Japan	Asia (US$)
Tier A	[***]	[***]	[***]	[***]
Tier B	[***]	[***]	[***]	[***]
Tier C	[***]	[***]	[***]	[***]
Tier D	[***]	[***]	[***]	[***]
Hits Tier 1	[***]	[***]	[***]	[***]
Hits Tier 2	[***]	[***]	[***]	[***]
Hits Tier 3	[***]	[***]	[***]	[***]
Packs Tier 1	[***]	[***]	[***]	[***]
Packs Tier 2	[***]	[***]	[***]	[***]
Multi-Game Tier 1	[***]	[***]	[***]	[***]
Multi-Game Tier 2	[***]	[***]	[***]	[***]
Multi-Game Tier 3	[***]	[***]	[***]	[***]
Multi-Game Tier 4	[***]	[***]	[***]	[***]

c.             Setting the Royalty.

(i)            Standard Software Titles and Expansion Packs.  Publisher shall submit to Microsoft, at least [***] business days before placing the first manufacturing order for a Standard Software Title or an Expansion Pack, a completed and signed “Xbox 360 Royalty Tier Selection Form” in the form attached to this Agreement as Exhibit 2  (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory.  The selection indicated in the Xbox 360 Royalty Tier Selection Form (or designated electronic form method) will only be effective once it has been approved by Microsoft.  If a Standard Software Title or Expansion Pack does not have an approved Xbox 360 Royalty Tier Selection Form as required hereunder

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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(e.g., as a result of the Publisher not providing an Xbox 360 Royalty Tier Selection Form or because Microsoft has not approved the Xbox 360 Royalty Tier Selection Form), the royalty rate for such Standard Software Title will default to Tier [***] or for such Expansion Pack will default to Packs Tier [***], regardless of the actual Threshold Price (i.e., if Microsoft does not approve an Xbox 360 Royalty Tier Selection Form because it is filled out incorrectly, the royalty rate will default to Tier [***]).  Except as set forth in Section 2 (Hits Programs), the selection of a royalty Tier for a Standard Software Title or Expansion Pack in a Sales Territory is binding for the life of that Software Title or Expansion Pack even if the Threshold Price is reduced following the Software Title’s Commercial Release.

1.             [***] days after Commercial Release of an FPU in a Sales Territory, Publisher may elect to change the previously elected Royalty Tier for such Software Title to any other valid Royalty Tier set forth in Table 2 (e.g., migrate from Tier A to Tier B or from Tier A to Tier D) in the same Sales Territory.  A minimum of [***] days must elapse before Publisher is permitted to make an additional Royalty Tier migration.  Software Titles must meet all MOQs to receive approval for a Royalty Tier migration.  The Multi-Game Pack program does not support Royalty Tier migration.

2.             Publisher must submit to Microsoft, at least [***] business days before placing the first manufacturing order under the new Royalty Tier, a completed and signed Xbox 360 Royalty Tier Migration Form in the form attached to this Agreement as Exhibit 7 (as may be updated via Xbox 360 Publisher Guide which may require electronic submission) for each Sales Territory.  Unit Discount accumulation restarts with each Royalty Tier migration.

(ii)           Hits Software Title.  Publisher shall submit to Microsoft, at least [***] days prior to the targeted Commercial Release of the Hits Software Title, a completed and signed Xbox 360 Hits Programs Election Form in the form attached to this Agreement as Exhibit 6 (as may be updated via the Xbox 360 Publisher Guide) for each Sales Territory.  The Xbox 360 Hits Programs Election Form will be effective once it has been approved by Microsoft.  If a Hits Software Title does not have an approved Xbox 360 Hits Programs Election Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox 360 Hits Programs Election Form or because Microsoft has not approved the Xbox 360 Hits Programs Election Form), the royalty rate for such Hits Software Title will default to Tier [***] (i.e., if Microsoft does not approve an Xbox 360 Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to Tier [***]).

1.             Publisher may elect either [***], [***], or [***] at initial Commercial Release as a Hits Software Title provided that the Software Title meets the Threshold Price requirements set forth in Table 1 above.

2.             After [***] days from the Commercial Release of a Hits Software Title, Publisher may elect to change the previously elected Hits Tier royalty rate for such Hits Software Title to a lower Hits Tier royalty rate in a specific Sales Territory provided that the Hits Software Title has a Threshold Price that meets the requirements for the newly elected Hits Tier royalty rate in Table 1 above.  A minimum of [***] days must elapse before Publisher can make an additional Hits Tier change.

3.             Publisher must submit to Microsoft, at least [***] business days before placing the first manufacturing order for the applicable Hits Software Title, a completed Xbox 360 Royalty Tier Migration Form (a “Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory.  The change in royalty rate will only apply to manufacturing orders for such Hits Software Title placed after the relevant Tier Migration Form has been approved by Microsoft.

(iii)          Cross Territory Sales.  Except for FPUs manufactured pursuant to Section 5 below (Asia Simship Program), Publisher may not sell FPUs in a certain Sales Territory that were manufactured for a different Sales Territory.  For example, if Publisher were to manufacture and pay royalties on FPUs designated for sale in the Asian Sales Territory, Publisher could not sell those FPUs in the European Sales Territory.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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(d)           Russian Manufacturing Incentive Program.  For Software Titles releasing in Russia that meet all the requirements set forth below, up to [***] units of each such Software Title may qualify for the Tier [***] royalty rate, even if the Software Title qualifies for a different Tier in the rest of the European Sales Territory:

(i)            The Xbox 360 version of the Software Title must Commercially Release no later than all other console and PC versions;

(ii)           The Software Title must include the Russian language (other languages in addition to Russian are also permitted).  At a minimum, the text and subtitles of the Software Title must be localized into the Russian language (full Russian localization is preferred);

(iii)          The Software Title must have localization parity with other console and PC versions;

(iv)          The Packaging Materials must be in the Russian language only (no other language can be present); and

(v)           The Software Title disc must be replicated and packaged by the Authorized Replicator(s) in Russia.

Subject to this Exhibit 1, Section 1(i)(1) and 1(i)(2) in this Exhibit, Publisher may elect to change the previously elected Tier [***] to Tier [***].  Units manufactured that qualify for the Tier [***] or Tier [***] royalty rate under this program will not qualify for the Unit Discount calculation set forth in Section 1.e below, but such units will be included in the Hits Program Manufacturing Requirements set forth in Section 2.b (Table 1).  With respect to any single Software Title, all units manufactured in addition to [***] will be charged the same royalty Tier applicable in the rest of the European Sales Territory.”

6.             Japan Re Ordering Program.

Exhibit 1, Section 1(f) shall be revised to add the following new section:

“(iii)   As of [***], the Japan Re-Ordering Program will terminate and any Software Title not in the program as of [***], will not be eligible for the Japan Re-Ordering Program.  Software Titles manufactured under the Japan Re-Ordering Program prior to [***], may continue to participate in the Japan Re-Ordering Program until the end of the Term, or unless earlier terminated by Microsoft upon notice (which may be via email) to Publisher.”

7.             Multi-Game Pack Program.

Exhibit 1, Section g shall be replaced with the following:

“g.           Multi-Game Pack Program.  Publisher may elect to manufacture and distribute Multi-Game Pack(s) subject to the requirements of this Section 1g.  Upon compliance with the program requirements and receipt of the Multi-Game Pack Program Form (attached as Exhibit 10 hereto) at least [***] days prior to the targeted commercial release of the Multi-Game Pack, Publisher is authorized to manufacture and distribute Multi-Game Packs in each Sales Territory at the royalty rates in Table 2 of Section 1 applicable to the Multi-Game Packs.  The Multi-Game Pack program requirements are:

(i)            A Software Title that has been commercially released for [***] months or less can be included in a Multi Game Pack only once every [***] months, and a Software Title that has been commercially released for more than [***] months can also be included in [***] exclusive retail bundle in addition to the Multi-Game Pack;

(ii)           Only [***] Software Title in the Multi-Game Pack may have been commercially available for a minimum of [***] months.  All other Software Titles included in the same Multi-Game Pack must have

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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been commercially available at retail for at least [***] months prior to including and manufacturing such Software Title as part of a Multi-Game Pack;

(iii)          Multi-Game Packs must consist of at least [***] Hits Software Title but may be a combination of both Standard and Hits Software Titles;

1.     Multi-Game Packs consisting of [***] or [***] disc-based Software Titles may be Software Titles crossing Publisher’s franchises and must be packaged into a single case.

2.     Multi-Game Packs consisting of [***] disc-based Software Titles or more must all be Software Titles from a Publisher’s single franchise and must be packaged into no more than [***] cases surrounded by a Microsoft-approved package sleeve.

3.     Combinations of “Better with Kinect” and non-Kinect required Software Titles are permitted in Multi-Game Packs, and will follow branding guidelines.  A combination of “Kinect-Required”, “Better with Kinect” and non-Kinect required Software Titles are not permitted in Multi-Game Packs;

(iv)          All Software Title discs included in Multi -Game Packs must be new manufacturing of the Software Title (existing FPUs may not be re-packaged or re-used under this program, no o-rings, no-recertification);

(v)           Subject to Section (ii) and (iii) of this Section, Multi-Game Packs may include only [***] token for either Games on Demand or XBLA Software Titles (but not both) and may include tokens for additional content available for download and for use with or in a Software Title;

1.     Xbox Live Marketplace policy token fees will not apply to the Games on Demand or XBLA tokens that are included in Multi-Game Packs; and

2.     Within [***] days of Publisher receiving Games on Demand or XBLA tokens, if those tokens are not included in the Multi-Game Pack, then subject to the Xbox Live Marketplace Policy token fees at the time the token order was placed, Publisher will be invoiced for the token order.

(vi)          Multi-Game Packs as a whole are not eligible for the Hits program set forth in Section 2 of Exhibit 1 and inclusion in a Multi-Game Pack does not influence the status of each individual title with regards to the Hits Program;

(vii)         Multi-Game Packs are eligible for the unit discounts set forth in Section 1(e);

(viii)        All Marketing Materials for Multi-Game Packs must comply with all Microsoft Branding Specifications, and Publisher shall submit all such Marketing Materials to Microsoft for its approval in accordance with this Agreement;

(ix)          Packaging for a Multi-Game Pack must comply with all Microsoft packaging and branding requirements per the Xbox 360 Publisher Guide.

(ix)          Publisher acknowledges that Microsoft may change any of the qualifications for participation in the Multi-Game Pack program upon [***] days advance written notice to Publisher.”

8.             Hits Programs.

Beginning on the Amendment Effective Date, the Hits Program manufacturing requirements for Platinum or Classic Hits as set forth in Exhibit 1, Section 2.b (Table 1) of the Xbox 360 PLA shall be replaced with the following:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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“b.           As of the date Publisher wishes to Commercially Release the Software Title as a Hits FPU, Publisher must have manufactured the following minimum FPUs of the Software Title as a Standard Software Title for the applicable time period, Sales Territory and Hits Program.

Table 1: Hits Program Manufacturing Requirements
	North American Sales Territory	European Sales Territory	Japan Sales Territory	Asian Sales Territory
Platinum or Classic Hits	[***]	[***]	[***]	[***]
Family Hits	[***]	[***]	[***]	[***]
Kinect Hits	[***]	[***]	[***]	[***]
Kinect Hits (applies only to [***])*	[***]	[***]	[***]	[***]

*These Kinect Hits qualifications apply solely to Hits FPUs that (i) have a royalty rate of Hits Tier [***] or Hits Tier [***]; (ii) use Kinect as the primary control mechanism (“Better with Kinect” Software Titles are not eligible); and (iii) have achieved at least one of the following review scores: [***] Metacritic score; or [***] stars on Xbox.com; or [***] stars on Amazon.co.uk/.com (as may be updated via the Xbox 360 Publisher Guide) provided that any of the foregoing must have at least [***] published reviews to qualify.”

9.             Exhibits 2, 3, 4, 6, 7, 8, and 10 of the Xbox 360 PLA are hereby amended and restated in their entirety as attached hereto.

10.          Except and to the extent expressly modified by this Amendment, the Xbox 360 PLA shall remain in full force and effect and is hereby ratified and confirmed.  In the event of any conflict between this Amendment and the Xbox 360 PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Microsoft Corporation		Take Two Interactive Software, Inc.

Signature:	/s/Mohammad Shafaqat	Signature:	/s/Daniel P. Emerson

Name:	Mohammad Shafaqat	Name:	Daniel P. Emerson

Title:	Xbox Program Manager	Title:	SVP & Deputy GC

Date:	September 30, 2014	Date:	September 30, 2014

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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EXHIBIT 2 - XBOX 360 ROYALTY TIER SELECTION FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.            This Form Must Be Submitted At Least [***] Business Days Prior To The First Manufacturing Order Being Placed For The Software Title For Each Respective Sales Territory.  If This Form Is Not Submitted On Time Or Is Rejected By Microsoft, The Royalty Rate Will Default To Tier [***] (or Packs Tier [***] for Expansion Packs) For The Applicable Sales Territory.

B.            A Separate Form Must Be Submitted For Each Sales Territory.

C.            This Form applies only to Standard Product.  If a non-standard edition (such as GOTY, Special, Limited, Collector’s Editions or Compilations) will also be commercially available, the “Xbox 360 Royalty Tier Selection From for Non-Standard or Bundle Editions” must also be submitted.

1.             Publisher Name:

2.             Xbox 360 Software Title Name:

3.             XeMID(s) or *partial XeMID(s): Partial/Incomplete XeMID(s) allowed for pre-RTM titles only, complete XeMID(s) is required for post RTM titles

4.             Date of First Commercial Release (mm/dd/yy):

5.             Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia	☐ Russian Mfg Incentive Program (RMIP)

6.             Final Certification Date (mm/dd/yy):

7.             Select Royalty Tier: (check one):

☐ Tier A WSP: [***] + or [***] +; SRP: [***]	☐ Tier B WSP: Up to [***]; or [***]; SRP: Up to [***]	☐ Tier C WSP: Up to [***] in NA; Up to [***] in Asia; Up to [***]; SRP: Up to [***]	☐ Tier D WSP: Up to [***] in NA; Up to [***] in Asia; Up to [***] SRP: Up to [***]	☐ Packs Tier 1 WSP: Up to [***] in NA; Up to [***] in Asia; Up to [***]; SRP: Up to [***]	☐ Packs Tier 2 WSP: Up to [***]; Up to [***]; SRP: Up to [***]

8.

Initial Order Quantity for the Sales Territory:

Authorized Replicator(s) to be used to fulfill initial MOQ Qty:

Please refer to the Publisher Guide for a list of Authorized Replicators.  If using more than one Authorized Replicator for the initial order, please list all.

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include the intended sales territory as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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EXHIBIT 3
XBOX 360 PUBLISHER ENROLLMENT FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

NOTE:  PUBLISHER MUST COMPLETE, SIGN AND SUBMIT THIS ENROLLMENT FORM [***] BUSINESS DAYS PRIOR TO ESTABLISHING A BILLING ADDRESS WITHIN A EUROPEAN COUNTRY.

This Xbox 360 Publisher Enrollment Form (“Enrollment”) is entered into between Microsoft Ireland Operations Ltd.  (“MIOL”) and the following publisher (“Publisher”):

Publisher:
VAT number:

Attention:
Address:

Email:
Phone:
Fax:

and is effective as of the latter of the two signatures identified below.  The terms of that certain Xbox 360 Publisher License Agreement entered into by Microsoft Corporation and                                          dated                          (the “Xbox 360 PLA”) are incorporated herein by reference.

1.             Term.  This Enrollment will expire on the date on which the Xbox 360 PLA expires, unless it is terminated earlier as provided for in the Xbox 360 PLA.

2.             Notices; Requests.  All notices and requests in connection with this Enrollment will be: (1) in writing; (2) in English; (3) deemed given when received; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided to the Publisher as set forth above and to MIOL as follows (or as the recipient has otherwise designated, in writing or by email, before notice was sent).  Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

MICROSOFT IRELAND OPERATIONS LTD.	with a cc to: MICROSOFT CORPORATION
Attention: MIOL Xbox Accounting Services Microsoft European Operations Centre, Atrium Building Block B, Carmenhall Road, Sandyford Industrial Estate, Dublin 18, Ireland, Fax: 353 1 706 4110	Attention: Legal & Corporate Affairs Department One Microsoft Way Redmond, WA 98052-6399 USA Fax: +1 (425) 706-7329

3.             Representations and Warranties.  By signing this Enrollment, the parties agree to be bound by the terms of this Enrollment, and Publisher represents and warrants that: (i) it has read and understands the Xbox 360 PLA, including any amendments thereto, and agrees to be bound by those; (ii) it is either the entity that signed the Xbox 360 PLA or its affiliate; and (iii) the information that it has provided herein is accurate.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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4.             Billing Address.  For purposes of the Xbox 360 PLA, Exhibit 1, Section 4, Publisher’s billing address for FPUs manufactured by Authorized Replicators located in the European Sales Territory is as follows:

Publisher Billing Address: European Sales Territory

Publisher Entity Name:

Address:

Phone:

Accounts Payable Contact:

Accounts Payable Contact Email:

MICROSOFT IRELAND OPERATIONS LTD.	PUBLISHER:

Signature	Signature

Title	Title

Name (Print)	Name (Print)

Date:	Date:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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EXHIBIT 4
AUTHORIZED AFFILIATES

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

Publisher affiliates authorized to perform the rights and obligations under this Agreement are:

Publisher Entity Name: Address: Phone: Accounts Payable Contact: Accounts Payable Contact Email:	Publisher Entity Name: Address: Phone: Accounts Payable Contact: Accounts Payable Contact Email:

Publisher will provide Microsoft at least [***] calendar days prior written notice of the name and address of each additional Publisher affiliate that Publisher wishes to add to this Exhibit 4.  Any additional Publisher affiliate may not perform any rights or obligations under this Agreement until it has signed and submitted a Publisher Affiliate Agreement (attached below) to Microsoft

PUBLISHER AFFILIATE AGREEMENT

For good and valuable consideration,                                                 , a                                              corporation (“Publisher Affiliate”) hereby covenants and agrees with Microsoft Corporation, a Washington corporation, that Publisher Affiliate will comply with all obligations of                                                  (“Publisher”) pursuant to that certain Xbox 360 Publisher License Agreement between Microsoft Corporation, and Publisher dated                          (the “Xbox 360 PLA”) and to be bound by the terms and conditions of this Publisher Affiliate Agreement.  Capitalized terms used herein and not otherwise defined will have the same meaning as in the Agreement.

Publisher Affiliate acknowledges that its agreement herein is a condition for Publisher Affiliate to exercise the rights and perform the obligations established by the terms of the Xbox 360 PLA.  Publisher Affiliate and Publisher will be jointly and severally liable to Microsoft for all obligations related to Publisher Affiliate’s exercise of the rights, performance of obligations, or receipt of Confidential Information under the Xbox 360 PLA.  This Publisher Affiliate Agreement may be terminated in the manner set forth in the Xbox 360 PLA.  Termination of this Publisher Affiliate Agreement does not terminate the Xbox 360 PLA with respect to Publisher or any other Publisher Affiliates.

IN WITNESS WHEREOF, Publisher Affiliate and Publisher have executed this agreement as of the date set forth below.  All signed copies of this Publisher Affiliate Agreement will be deemed originals.

Publisher Affiliate	Publisher

Signature:	Signature:

Name:	Name:

Title:	Title:

Date:	Date:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Dealpoint#XXXXXXXX

EXHIBIT 6 - XBOX 360 HITS PROGRAMS ELECTION FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.                                    This Form Must Be Submitted By A Publisher At Least [***] Days Prior To The Target Commercial Release Date For A Software Title In A Hits Program In Any Sales Territory.  If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.                                    A Separate Form Must Be Submitted For Each Sales Territory And for Each Hits Program In Which The Publisher Wishes To Publish A Software Title As Part Of A Hits Program.

1.                                      Publisher Name:

2.                                      X box 360 Software Title Name:

3.                                      XeMID(s): Complete XeMID(s) is required

4.                                      Title qualified under the following Hits Program (check one)

☐ Platinum or Classics Hits	☐ Family Hits (ESRB E / PEGI 3+ or PEGI 7+)	☐ XBLA Hits (FPU)
☐ Kinect Hits (Kinect is the Primary Control mechanism)	☐ Kinect Hits (Kinect is the primary control mechanism and Hits Tier 2 election required)

5.                                      Royalty Tier (check one):

☐ Hits Tier 1 WSP: Up to [***] in NA; Up to [***] in Asia; Up to [***]; SRP: Up to [***]	☐ Hits Tier 2 WSP: Up to [***]; Up to [***]; SRP: Up to [***]	☐ Hits Tier 3 WSP: Up to [***], SRP: Up to [***]

6.                                      Sales Territory for which Publisher wants to publish the Software Title as a Hits FPU (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia

7.                                      Date of Commercial Release of Software Title in applicable Sales Territory (mm/dd/yy):

8.                                      Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

9.                                      Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program mm/dd/yy):

10.                               Initial order quantity of Hits Titles manufactured for Sales Territory:

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:
By (sign)

• Sales Territory	Name, Title (Print)
• Hits Program
E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Dealpoint#XXXXXXXX

EXHIBIT 7 - XBOX 360 ROYALTY TIER MIGRATION FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.                                    This form must be submitted at least [***] Business Days prior to the first manufacturing order under the new Royalty Tier selected in this form.  If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to the Royalty Tier under which the Software Title was last manufactured.

B.                                    A Software Title must have been Commercially Released as an FPU for at least [***] days in a Sales Territory, and satisfied MOQ requirements prior to the Software Title’s first migration to a new Royalty Tier in such Sales Territory.

C.                                    After a Software Title’s first migration to a new Royalty Tier, a Software Title may migrate Royalty Tiers [***] after each [***] day period from the date the Software Title manufactured under its then current Royalty Tier.

D.                                    A separate form must be submitted for each tier migration for the Sales Territory in which Publisher desires to change the applicable Royalty Tier.

1.                                      Publisher Name:

2.                                      Xbox 360 Software Title Name:

3.                                      XeMID(s): Complete XeMID(s) is required:

4.                                      Sales Territory or Program (check one):

☐ North America	☐ Europe	☐ Asian	☐ Japan

5.                                      Please indicate migration

Current Royalty Tier (check one) ☐ Tier A ☐ Tier B ☐ Tier C	New Royalty Tier (check one) ☐ Tier B ☐ Tier C ☐ Tier D

a)             Date of First Commercial Release (mm/dd/yy):

b)             Software Title has previously migrated Royalty Tiers:

☐            No, this is the first migration for this Software Title and it has been commercially released in the Sales Territory for at least [***] days.

☐            Yes, the Software Title has previously migrated and by checking this box, Publisher represents that it has been at least [***] days since the first date of manufacture under the current Royalty Tier.

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include Sales Territory or Program as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Dealpoint#XXXXXXXX

EXHIBIT 8 - XBOX 360 HITS ROYALTY TIER MIGRATION FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.                                    This form must be submitted at least [***] business days prior to the 1st manufacturing order being placed for the Software Title(s) for each respective Sales Territory.  If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to the Hits Tier under which the Software Title was last manufactured.

B.                                    A Hits Software Title may not change royalty tier until it has been in the Hits Program for at least [***] days.

C.                                    After a Software Title’s first migration to a new Royalty Tier, a Software Title may migrate Royalty Tiers [***] after each [***] day period from the date the Software Title manufactured under its then current Royalty Tier.

D.                                    A separate form must be submitted for each Sales Territory in which Publisher desires to change the applicable base royalty.

1.                                      Publisher Name:

2.                                      Xbox 360 Software Title Name:

3.                                      XeMID(s): Complete XeMID(s) is required

4.                                      Date of First Commercial Release (mm/dd/yy):

5.                                      Sales Territory (check one):

☐ North America	☐ Europe	☐ Japan	☐ Asia

6.                                      Please indicate migration

Current Hits Royalty Tier (check one) ☐ Hits Tier 1 ☐ Hits Tier 2	New Hits Royalty Tier (check one) ☐ Hits Tier 2 ☐ Hits Tier 3

c)              Date of First Commercial Release as a Hits title (mm/dd/yy):

d)             Software Title has previously migrated Hits Royalty Tiers:

☐            No, this is the first Hits migration for this Software Title and it has been commercially released as a Hits title in the Sales Territory for at least [***] days.

☐            Yes, the Software Title has previously migrated and by checking this box, Publisher represents that it has been at least [***] days since the first date of manufacture as a Hits title under the current Hits Royalty Tier.

7.                                      Initial order quantity of migrated Hits Title for Sales Territory:

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include:
By (sign)

• Sales Territory	Name, Title (Print)
• Hits Program
E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Dealpoint#XXXXXXXX

EXHIBIT 10
XBOX 360 ROYALTY TIER SELECTION FORM FOR MULTI-GAME PACK PROGRAM (MGPP) REQUEST

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.                                    This form must be submitted at least [***] business days prior to the 1st manufacturing order being placed for the software title(s) for each respective Sales Territory.  If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and configured their systems to accept the Multi-Game Pack request.

B.                                    A separate form must be submitted for each Title, Sales Territory and Multi-Game Pack request

Publisher Name:	Publisher Requested Game Pack Name:

1.              All Xbox 360 Software Title Names included in the Multi Game Pack (MGP):

Title	Complete XeMID(s):	Number of Discs	Titles that are Hits or qualify for Hits?		Have any of the titles been in the MGPP within the last 12 mos?		Are any of the titles Kinect required?
Title 1			☐ Yes	☐ No	☐ Yes	☐ No	☐ Yes	☐ No
Title 2			☐ Yes	☐ No	☐ Yes	☐ No	☐ Yes	☐ No
Title 3			☐ Yes	☐ No	☐ Yes	☐ No	☐ Yes	☐ No

Please discuss with your AM and use additional space if your Multi-Game Pack will exceed [***] titles.

2.

☐ MGP will consist of a maximum of one (1) XBLA or Games on Demand Token. Title Name:	Quantities of XBLA or Games on Demand Tokens to be Ordered:	Offer ID:

Please contact your Account Manager [***] business days before you submit this form.  No token fees will be imposed if your Account Manager places the order for the XBLA or Games on Demand tokens to be included in the MGP.

No refunds or credits will be made if Publisher is invoiced token fees for orders previously placed by Publisher or Publisher places the token orders.

3.              Authorized Replicators to be used: Please reference MGPP when placing orders with Authorized Replicator(s)

Expected MFG Date:	Volume Forecast:

Authorized Replicator(s) to be used:

•                  Please reference MGPP when placing orders with Authorized Replicator(s).

•                  Please refer to the Publisher Guide for a list of Authorized Replicators.

•                  If using more than one Authorized Replicator for the initial order, please list all.

4.             Sales Territory (check one):                    ☐  North America                                              ☐  Europe                                       ☐  Japan                                             ☐  Asia

5.              Select the MGPP Royalty Tier:  The royalty rate is based on the WSP/SRP of the full packaged product.

☐ Multi-Game Tier 1 WSP: [***] + (NA & Asia); [***] + (Europe); SRP [***] (Japan)	☐ Multi-Game Tier 2 WSP: Up to [***] (NA & Asia); or [***] (Europe); SRP: Up to [***] (Japan)	☐ Multi-Game Tier 3 WSP: Up to [***] (NA & Asia); Up to [***] (Europe); SRP: Up to [***] (Japan)	☐ Multi-Game Tier 4 WSP: Up to [***] (NA & Asia); Up to [***] (Europe); SRP: Up to [***] (Japan)

If the Multi-Game Pack exceeds [***] titles, each additional title will be charged an additional royalty equivalent to Hits Tier [***] as established in Tables 1 & 2, Exhibit 1, Section 1 of the Xbox 360 Publisher License Agreement.

•                  MGPP FPUs will only accumulate with the MGPP sku towards volume discounts (not toward individual Software Titles)

•                  MGPP FPUs will not accumulate towards Hits / Platinum eligibility (for the MGPP sku nor individual Software Titles)

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must indicate the intended Sales Territory and Program reference below:
By (sign)

Name, Title (Print)
Program = Multi-Game Pack Program (MGPP)
E-Mail Address (for confirmation of receipt

Date (Print mm/dd/yy)